DELAWARE GROUP® EQUITY FUNDS IV
(the “Trust”)
Delaware Macquarie Global Real Estate Fund
(the “Fund”)

Supplement to the Trust's Statement of Additional Information
dated January 28, 2010 (the “SAI”)

Effective November 3, 2010, Delaware Management Company re-assumed management of the Delaware Macquarie Global Real Estate Fund. At a meeting on November 18, 2010, the Trust’s Board of Trustees approved changes to the Fund’s name to reflect that the Delaware Investments Real Estate Team manages the Fund. Effective as of the close of business Wednesday, November 24, 2010, the name of the Fund changed from “Delaware Macquarie Global Real Estate Fund” to “Delaware Global Real Estate Securities Fund.”

Consistent with these changes:

All references to "Delaware Macquarie Global Real Estate Fund” are hereby replaced with "Delaware Global Real Estate Securities Fund."

The following sentence is deleted from the end of the first paragraph on page 3 of the Fund's Statement of Additional Information:

Macquarie Capital Investment Management LLC ("MCIM") serves as sub-advisor to Delaware Macquarie Global Real Estate Fund.

The following information is deleted from the second paragraph in the section entitled, "Investment Manager and Other Service Providers - Investment Manager" on page 28 of the Fund's Statement of Additional Information:

Macquarie Capital Investment Management LLC, 125 West 55th Street, Level 10, New York, New York 10019, furnishes investment sub-advisory services to Delaware Macquarie Global Real Estate Fund subject to the supervision and direction of the Trust's Board.

All references to MCIM, Charles Song, and David Kivell, including, but not limited to, the information added to the SAI in a supplement dated April 8, 2010 are hereby deleted. Specifically, all information about MCIM, Charles Song, and David Kivell in the section entitled, "Portfolio Managers - Other Accounts Managed," information about MCIM's portfolio manager compensation in the section entitled, "Portfolio Managers - Other Accounts Managed,” and information about MCIM's portfolio managers' ownership of securities in the section entitled, "Portfolio Managers - Other Accounts Managed" is hereby deleted.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 29, 2010.

AIS-569MGTCHG [--] POD 11/10	PO 16008